UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 8, 2016

GLOBAL EAGLE ENTERTAINMENT INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35176	27-4757800
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4553 Glencoe Avenue, Suite 300, Los Angeles, California 90292

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 310-437-6000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On November 8, 2016, Global Eagle Entertainment Inc. (“we” or the “Company”) issued a press release (the “Earnings Press Release”) announcing results for the three and nine months ended September 30, 2016. We have furnished herewith as Exhibit 99.1 a copy of the Earnings Press Release.

Item 7.01  Regulation FD Disclosure.

On November 8, 2016, the Company also issued a press release (the “Shareco Investment Press Release”) announcing the Company’s entry into a definitive investment agreement (the “Shareco Investment Agreement”) with Shareco Group of America, Inc. (“Shareco”) and certain of Shareco’s affiliates pursuant to which, upon the terms and conditions set forth therein, Shareco would make an equity investment in the Company equal to approximately 9.9% of the Company’s issued and outstanding common stock (the “Shareco Investment”).  The Shareco Investment Press Release further announced that, in connection with the entry into the Shareco Investment Agreement, the Company, Shareco and certain of Shareco’s affiliates are negotiating definitive documentation for additional purchases of the Company’s common stock and the formation of a joint venture to provide inflight connectivity and passenger monetization services to HNA Group airlines.

We have furnished herewith as Exhibit 99.2 a copy of the Shareco Investment Press Release. We will file the information required by Form 8-K in respect of the Shareco Investment Agreement in a separate Current Report on Form 8-K.

On November 8, 2016 at 5:00 p.m. Eastern time, as previously announced, the Company will host a conference call relating to its results for the three and nine months ended September 30, 2016. The Company will now also discuss the Shareco Investment on that call.

We have furnished herewith as Exhibit 99.3 a copy of the presentation that the Company will reference on that call, which presentation relates to both the Company’s results for the three and nine months ended September 30, 2016 and the Shareco Investment (the “Presentation”).

Exhibits 99.1, 99.2 and 99.3 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

We incorporate herein by reference the Exhibit Index following the signature page hereto.

Cautionary Note Concerning Forward-Looking Statements

We make forward-looking statements in this Current Report on Form 8-K within the meaning of the Private Securities Litigation Reform Act of 1995.  These forward-looking statements relate to expectations or forecasts for future events and may be preceded by, followed by or include the words “may,” “might,” “will,” “will likely result,” “should,” “estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek,” “continue,” “target” or similar expressions. These forward-looking statements are based on information available to us as of the date they were made, and involve a number of risks and uncertainties which may cause them to turn out to be wrong. Accordingly, forward-looking statements should not be relied upon as representing our views as of any subsequent date, and we do not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. As a result of a number of known and unknown risks and uncertainties, Shareco’s expected initial equity investment, the negotiation of definitive documentation relating to Shareco’s potential additional purchases of the Company’s common stock and the potential formation of a joint venture by the Company and Shareco may be materially different from those expressed or implied by these forward-looking statements.  Some factors that could cause actual results to differ include:  (i) the potential termination of the Shareco investment agreement in accordance with its terms or the inability to complete the initial equity investment by Shareco due to the failure to satisfy all conditions thereto; (ii) the failure to reach binding or definitive agreements between the parties regarding the additional investment in Company shares by Shareco and/or the formation of the joint venture; (iii) the impact of any changes to the terms of the additional investment in Company shares by Shareco and/or the joint venture agreed to during the negotiation of the related definitive agreements; (iv) the impact of any regulatory reviews regarding the investments in the Company’s shares by Shareco and/or the proposed joint venture; (v) if definitive documentation with respect to the investments in the Company’s shares by Shareco and/or the joint venture are entered into, the potential termination of such agreements in accordance with their terms or the inability to complete such transactions due to the failure to satisfy all conditions thereto; (vi) uncertainties as to the future operating and financial condition of the joint venture; (vii) difficulties or unanticipated expenses in connection with forming the joint venture; (viii) the Company’s ability to manage and obtain the benefits of the activities of the joint venture; (ix) the risk that the joint venture does not perform as planned; (x) the risk that the potential transactions disrupt any of our current plans and operations, including the potential loss of any existing customer, supplier or other vendor relationships in China and elsewhere, and (xi) the impact of any changes in general economic and market conditions.  Actual results or outcomes also may differ materially from those implied by the forward-looking statements as a result of the impact of a number of other factors, many of which are discussed in more detail in the Company’s public reports filed or to be filed with the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL EAGLE ENTERTAINMENT INC.

By:	/s/ Tom Severson
Name: Tom Severson
Title: Chief Financial Officer

Dated: November 8, 2016

EXHIBIT INDEX

Exhibit No.	Description
99.1	Earnings Press Release, dated November 8, 2016.
99.2	Shareco Investment Press Release, dated November 8, 2016.
99.3	Presentation.